                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 14, 2004 (May 31, 2004)

                            T-3 ENERGY SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                0-19580                    76-0697390
        (STATE OR OTHER           (COMMISSION                (IRS EMPLOYER
JURISDICTION OR INCORPORATION)    FILE NUMBER)            IDENTIFICATION NUMBER)

                       13111 NORTHWEST FREEWAY, SUITE 500
                              HOUSTON, TEXAS 77040
              (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 (713) 996-4110
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 31, 2004, T-3 Energy Services, Inc. (the "Company") sold substantially all the assets of one of the two operating divisions of Moores Pump & Services, Inc., a wholly owned subsidiary, known as "Moores Machine Shop" ("Moores Machine Shop"), to Moores Machine Shop, L.L.C. (the "Moores Buyer"). Moores Machine Shop is engaged in the manufacture and production of various items, including downhole and completion products and equipment. Pursuant to the terms of the Asset Purchase Agreement dated as of May 31, 2004 (the "Moores Purchase Agreement"), by and among the Moores Buyer, Moores Machine Shop and the Company, the Moores Buyer purchased substantially all of the assets of Moores Machine Shop for a purchase price of $970,000 subject to a purchase price adjustment after closing. The $970,000 in cash received at closing was used to pay down the Company's debt.

         On June 1, 2004, the Company sold substantially all the assets of TPS Total Power Systems, Inc., an indirect wholly owned subsidiary ("TPS"), to TPS Acquisition, LLC (the "TPS Buyer"). TPS distributes new electric motors; provides complete rewinding, repair and rebuilding for used AC/DC electric motors and generators; and repairs and remanufactures used flood pumps and waste disposal pumps for governmental entities in Louisiana and Texas. Pursuant to the terms of the Asset Purchase Agreement dated as of June 1, 2004 (the "TPS Purchase Agreement"), by and among the TPS Buyer, Total Power Systems, Inc., ("TPS' parent"), TPS and the Company, the TPS Buyer purchased substantially all of the assets of TPS for a purchase price of $450,000 subject to a purchase price adjustment after closing. TPS received $400,000 in cash at closing, which was used to pay down the Company's debt, and a subordinated promissory note in the amount of $50,000 where ultimate collection is contingent upon the occurrence of certain specified future events. All unpaid principal and accrued interest on the note is due on or before May 31, 2005. Interest on the note is payable on August 31, 2004, November 30, 2004 and February 28, 2005 and accrues at 8.0% per annum.

         The foregoing description of the terms of the asset sales does not purport to be a complete statement of the parties' rights or a complete explanation of the material terms of such agreements. Such description is qualified in its entirety by reference to the Moores Purchase Agreement and the TPS Purchase Agreement, copies of which are attached as exhibits hereto. See the Company's historical financial statements included in T-3 Energy Services, Inc.'s quarterly report on Form 10-Q for the three months ended March 31, 2004 and its Annual Report on Form 10-K for the year ended December 31, 2003 for additional information.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

         Not applicable

(b)      Unaudited Pro Forma Consolidated Financial Information

         Introduction to Unaudited Pro Forma Consolidated Financial Information

         Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2004

         Unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2004 and the year ended December 31, 2003

         Notes to Unaudited Pro Forma Consolidated Financial Information

(c)      Exhibits

         2.1 Asset Purchase Agreement for Moores Machine Shop Assets dated as of May 31, 2004, among Moores Machine Shop, L.L.C., Moores Pump & Services, Inc. and T-3 Energy Services, Inc.

         2.2 Asset Purchase Agreement dated as of June 1, 2004, among TPS Acquisition, LLC, TPS Total Power Systems, Inc., Total Power Systems, Inc. and T-3 Energy Services, Inc.

         99.1     Press Release

Introduction to Unaudited Pro Forma Consolidated Financial Information

         The unaudited pro forma consolidated statements of operations for the year ended December 31, 2003 and three months ended March 31, 2004 give effect to the sales of Moores Machine Shop and TPS Total Power Systems, Inc. (collectively, the "Businesses"), as if they had occurred on January 1, 2003. The unaudited pro forma consolidated balance sheet as of March 31, 2004 gives effect to the sales of the Businesses as if the transactions occurred on March 31, 2004.

         The unaudited pro forma consolidated statements of operations and unaudited pro forma consolidated balance sheet were derived by adjusting the historical consolidated financial statements of T-3 Energy Services, Inc., which includes the results of the Businesses. The unaudited pro forma consolidated financial statements are provided for informational purposes only and should not be construed to be indicative of T-3 Energy Services, Inc.'s consolidated financial position or results of operations had the transactions been consummated on the date assumed and do not project T-3 Energy Services, Inc.'s consolidated financial position or results of operations for any future period or date.

         The unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with T-3 Energy Services, Inc.'s historical consolidated financial statements and notes thereto included in T-3 Energy Services, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003 and its quarterly report on Form 10-Q as of and for the three months ended March 31, 2004.

                   T-3 ENERGY SERVICES, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2004
                     (in thousands except for share amounts)

                                                                                    PRO FORMA
                                                                   T-3             DISPOSITION
                                                                HISTORICAL       ADJUSTMENTS (a)     PRO FORMA
                                                               -----------       ---------------    -----------
ASSETS
Current assets:
         Cash and cash equivalents                             $       154       $           (1)    $       153
         Restricted cash                                               201                   --             201
         Trade accounts receivable, net                             17,363                 (366)         16,997
         Inventories                                                15,513                 (285)         15,228
         Notes receivable, current portion                           1,404                   --           1,404
         Prepaid expenses and other                                  4,085                   (9)          4,076
         Deferred income taxes                                       3,297                  (46)          3,251
                                                               -----------       --------------     -----------
Total current assets                                                42,017                 (707)         41,310
Property and equipment, net                                         22,223               (1,671)         20,552
Notes receivable, less current portion                                 360                   --             360
Goodwill, net                                                       68,713                   --          68,713
Other intangible assets, net                                         1,775                  (62)          1,713
Other assets                                                           447                   --             447
                                                               -----------       --------------     -----------
Total assets                                                   $   135,535       $       (2,440)    $   133,095
                                                               ===========       ==============     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
         Accounts payable                                      $     9,040       $         (117)    $     8,923
         Accrued expenses and other                                  5,895                  100           5,995
         Current maturities of long-term debt                        1,240               (1,240)             --
                                                               -----------       --------------     -----------
Total current liabilities                                           16,175               (1,257)         14,918
Long-term debt, less current maturities                             12,069                 (130)         11,939
Other long term liabilities                                            166                   --             166
Deferred income taxes                                                4,293                 (383)          3,910
                                                               -----------       --------------     -----------
Total liabilities                                                   32,703               (1,770)         30,933
                                                               -----------       --------------     -----------
Commitments and contingencies
Stockholders' equity:

         Preferred stock, $.001 par value; 25,000,000 shares
              authorized, no shares issued and outstanding              --                   --             --
         Common stock, $.001 par value; 50,000,000 shares
              authorized, 10,581,986 shares issued and
              outstanding                                               11                   --              11
         Additional paid-in-capital                                122,956                   --         122,956
         Warrants                                                      853                   --             853
         Retained deficit                                          (20,988)                (670)        (21,658)
                                                               -----------       --------------     -----------
                  Total stockholders' equity                       102,832                 (670)        102,162
                                                               -----------       --------------     -----------
Total liabilities and stockholders' equity                     $   135,535       $       (2,440)    $   133,095
                                                               ===========       ==============     ===========

                   T-3 ENERGY SERVICES, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004
                     (in thousands except per share amounts)

                                                                           PRO FORMA
                                                             T-3          DISPOSITION
                                                         HISTORICAL       ADJUSTMENTS         PRO FORMA
                                                        ------------    ------------------   -----------
Revenues
   Products                                             $     19,502    $     (742)  (a)     $    18,760
   Services                                                    6,702          (441)  (a)           6,261
                                                        ------------    ----------           -----------
                                                              26,204        (1,183)               25,021

Cost of revenues
   Products                                                   14,260          (658)  (a)          13,602
   Services                                                    4,242          (373)  (a)           3,869
                                                        ------------    ----------           -----------
                                                              18,502        (1,031)               17,471
                                                        ------------    ----------           -----------

Gross profit                                                   7,702          (152)                7,550

Operating expenses                                             6,187          (234)  (a)           5,953
                                                        ------------    ----------           -----------

Income from operations                                         1,515            82                 1,597

Other (income) expense
   Interest expense                                              778           (20)  (b)             758
   Interest income                                               (14)           --                   (14)
   Other                                                          40            --                    40
                                                        ------------    ----------          ------------
       Total other (income) expense                              804           (20)                  784
                                                        ------------    ----------          ------------

Income from continuing operations before provision
 for income taxes                                                711           102                   813
Provision for income taxes                                       277            34   (a,b)           311
                                                        ------------    ----------          ------------
Income from continuing operations                       $        434    $       68          $        502
                                                        ============    ==========          ============

Income from continuing operations per common share:

   Basic earnings per share                             $       0.04    $     0.01          $       0.05
                                                        ============    ==========          ============
   Diluted earnings per share                           $       0.04    $     0.01          $       0.05
                                                        ============    ==========          ============

Weighted average common shares outstanding:
   Basic                                                      10,582                              10,582
   Diluted                                                    10,592                              10,592

                   T-3 ENERGY SERVICES, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                     (in thousands except per share amounts)

                                                                                PRO FORMA
                                                          T-3                  DISPOSITION
                                                      HISTORICAL               ADJUSTMENTS       PRO FORMA
                                                     ------------          ------------------   ------------
Revenues
   Products                                          $     95,997          $    (4,065) (a)     $     91,932
   Services                                                29,587               (1,779) (a)           27,808
                                                     ------------          -----------          ------------
                                                          125,584               (5,844)              119,740

Cost of revenues
   Products                                                70,523               (3,926) (a)           66,597
   Services                                                20,184               (1,571) (a)           18,613
                                                     ------------          -----------          ------------
                                                           90,707               (5,497)               85,210
                                                     ------------          -----------          ------------

Gross profit                                               34,877                 (347)               34,530

Operating expenses
   Impairment of goodwill                                  16,209               (6,525) (a)            9,684
   Selling, general and administrative                     27,710               (1,086) (a)           26,624
                                                     ------------          -----------          ------------
                                                           43,919               (7,611)               36,308

Loss from operations                                       (9,042)               7,264                (1,778)

Other (income) expense
   Interest expense                                         3,126                  (82) (b)            3,044
   Interest income                                           (256)                  --                  (256)
   Write-off of acquired note receivable                    3,491                   --                 3,491
   Other                                                      427                  (18) (a)              409
                                                     ------------          -----------          ------------
      Total other (income) expense                          6,788                 (100)                6,688
                                                     ------------          -----------          ------------

Loss from continuing operations before
 provision for income taxes                               (15,830)               7,364                (8,466)
Provision for income taxes                                  1,120                  278  (a,b)          1,398
                                                     ------------          -----------          ------------
Loss from continuing operations                      $    (16,950)         $     7,086          $     (9,864)
                                                     ============          ===========          ============
Loss from continuing operations per common share:
   Basic loss per share                              $      (1.60)         $      0.67          $      (0.93)
                                                     ============          ===========          ============
   Diluted loss per share                            $      (1.60)         $      0.67          $      (0.93)
                                                     ============          ===========          ============

Weighted average common shares outstanding:
   Basic                                                   10,582                                     10,582
   Diluted                                                 10,582                                     10,582

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(a) To record the dispositions, including the elimination of the assets and liabilities sold and to reflect the application of the sales proceeds

                                                                (in thousands)
                                                                --------------
  Sale proceeds                                                  $     1,370
  Selling expenses                                                      (100)
                                                                 -----------
                                                                       1,270

  Net book value of assets & liabilities sold                          2,270
                                                                 -----------

  Loss on sale of Sellers' assets                                     (1,000)

  Income tax benefit                                                     330
                                                                 -----------

  Loss on sale net of tax                                        $      (670)
                                                                 ===========

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(a) To eliminate the historical results of operations of the Sellers in connection with the Dispositions. In addition, the $6.5 million impairment of goodwill pro forma adjustment represents the portion of the T-3 historical December 2003 goodwill impairment related to the Businesses being disposed of.

(b) To adjust historical interest expense for T-3's obligations retired from the proceeds of the Dispositions

                                                          YEAR ENDED       THREE MONTHS ENDED
                                                         DECEMBER 31,           MARCH 31,
                                                             2003                 2004
                                                         ------------      ------------------
                                                                  (in thousands)
Proceeds received and used to pay debt                    $    1,370            $   1,370

Interest rate                                                   5.95%                5.75%
                                                         -----------            ---------

Reduction in interest expense as a result of the sale     $       82            $      20
                                                         ===========            =========

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      T-3 ENERGY SERVICES, INC.

                                                      /s/ MICHAEL T. MINO
                                                      --------------------------
                                                      Michael T. Mino,
                                                      Corporate Controller

Date:  June 14, 2004

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                                  IDENTIFICATION OF EXHIBIT
------                                  -------------------------
  2.1          Asset  Purchase  Agreement for Moores Machine Shop Assets dated as of May
               31, 2004, among Moores Machine Shop, L.L.C., Moores Pump & Services, Inc.
               and T-3 Energy Services, Inc."

  2.2          Asset Purchase Agreement dated as of June 1, 2004, among TPS Acquisition,
               LLC, TPS Total Power Systems, Inc., Total Power Systems, Inc. and
               T-3 Energy Services, Inc.

 99.1          Press Release